UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2004

MCG CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-33377	54-1889518
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Wilson Boulevard, Suite 3000

Arlington, VA 22209

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703) 247-7500

Item 7.	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press release dated April 26, 2004

Item 12.	Results of Operations and Financial Condition.

On April 26, 2004, the Company issued a press release announcing its dividend for the quarter ending June 30, 2004 and its financial results for the three months ended March 31, 2004. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

The attached press release contains information calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles, or GAAP, such as distributable net operating income. The Company has included a reconciliation of distributable net operating income to net operating income before investment gains and losses, the most comparable GAAP measure, in the press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2004	MCG CAPITAL CORPORATION

	By:	/s/ Bryan J. Mitchell
Bryan J. Mitchell Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 26, 2004